Retirement Advantage

The Ohio National Life Insurance Company

Ohio National Variable Account D

Supplement dated November 1, 2013

to the Prospectus dated May 1, 2013

The following supplements and amends the prospectus dated May 1, 2013:

The following supplements “Available Funds” in the prospectus.

Available Funds

Effective November 1, 2013, the following are additional Available Funds under your contract:

Fund	Investment Adviser (Subadviser)
Federated Insurance Series
Federated Managed Tail Risk Fund II (Service Shares)	Federated Global Investment Management Corp

Fidelity® Variable Insurance Products Fund (Service Class 2)
Fidelity® VIP Target Volatility Portfolio	Strategic Advisers, Inc.

PIMCO Variable Insurance Trust (Administrative Shares)
PIMCO Short-Term Portfolio	Pacific Investment Management Company LLC